Exhibit 99.2

Leading in GI through Growth and Innovation J.P. Morgan Healthcare Conference January 12, 2022 PRESENTED BY Tom McCourt, CEO Ironwood Pharmaceuticals Exhibit 99.1

Safe Harbor Statement 2 This presentation contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about our ability to execute on our vision and mission; our strategy, business, financial position and operations, including with respect to maximizing LINZESS® (linaclotide), strengthening an innovative GI pipeline and delivering sustained profits and generating cash flow; the demand, development, commercial availability and commercial potential of linaclotide and the drivers, timing, impact and results thereof; the potential indications for, and benefits of, linaclotide and our ability to drive LINZESS growth; our ability to successfully execute and the value-creation potential of our strategic priorities, including our efforts to drive LINZESS growth in demand and net sales, enhance linaclotide clinical utility through robust lifecycle management opportunities, advance treatments for serious, organic GI diseases and other prioritized criteria focused on value creation, deliver sustained profits and generate cash flow, and apply thoughtful and disciplined capital allocation decisions; our option to acquire an exclusive license to develop and commercialize CNP-104 in the U.S.; the timing of initiating a PoC to evaluate the safety, tolerability, pharmacodynamic effects and efficacy of CNP-104 in PBC patients; the timing, achievement and payment of certain milestones and royalties under our agreement with COUR; the opportunity for COUR’s nanoparticle delivery platform to treat PBC and potentially eliminate the immune cell bile duct destruction present in PBC; the potential for CNP-104 to transform the treatment of PBC in the U.S.; the strength of the Company’s balance sheet and the Company’s ability to return cash to shareholders, including the potential that we return capital to shareholders via a share repurchase program; the potential of IW-3300 to be an effective treatment of visceral pain conditions and the size of the IC/BPS and endometriosis populations, as well as our plans to advance IW-3300 into clinical development (including the timing and results thereof); the status of our development program to investigate the safety and efficacy of LINZESS for children; expectations regarding our global collaborations; and our financial performance and results, and guidance and expectations related thereto, including, without limitation, expectations related to LINZESS U.S. net sales growth, Ironwood revenue and adjusted EBITDA in 2021 and 2022, as well as expected cash and cash equivalents in 2021, EUTRx and Rx demand growth and brand margins in 2022, and price erosion in 2022 and 2023. These forward-looking statements speak only as of the date of this presentation, and Ironwood undertakes no obligation to update these forward- looking statements. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include those related to the effectiveness of development and commercialization efforts by us and our partners; preclinical and clinical development, manufacturing and formulation development of linaclotide, CNP-104 and our product candidates; the risk that clinical programs and studies may not progress or develop as anticipated, including that studies are delayed or discontinued for any reason, such as safety, tolerability, enrollment, manufacturing, economic or other reasons; the risk that findings from our completed nonclinical and clinical studies may not be replicated in later studies; the risk that we or our partners are unable to obtain, maintain or manufacture sufficient LINZESS or our product candidates, or otherwise experience difficulties with respect to supply or manufacturing; the efficacy, safety and tolerability of linaclotide and our product candidates; the risk that the therapeutic opportunities for LINZESS or our product candidates are not as we expect; decisions by regulatory and judicial authorities; the risk we may never get additional patent protection for linaclotide and other product candidates; the risk that we may never get sufficient patent protection for linaclotide and other product candidates, that patents for linaclotide or other products may not provide adequate protection from competition, or that we are not able to successfully protect such patents; the risk that we are unable to manage our expenses or cash use, or are unable to commercialize our products as expected; the impact of the COVID-19 pandemic; the risk that we may elect to not exercise our option to acquire the exclusive license for CNP-104; the risk that the development of either CNP-104 and/or IW-3300 is not successful or that any of our product candidates is not successfully commercialized; the risk that the clinical trial for CNP-104 is delayed or not initiated by COUR; outcomes in legal proceedings to protect or enforce the patents relating to our products and product candidates, including abbreviated new drug application litigation; the risk that financial and operating results may differ from our projections; developments in the intellectual property landscape; challenges from and rights of competitors or potential competitors; the risk that our planned investments do not have the anticipated effect on our company revenues; developments in accounting guidance or practice; Ironwood’s or AbbVie’s accounting practices, including reporting and settlement practices as between Ironwood and AbbVie; the risk that we are unable to manage our expenses or cash use, or are unable to commercialize our products as expected; the impact of the COVID-19 pandemic; and the risks listed under the heading "Risk Factors" and elsewhere in Ironwood's Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and in our subsequent SEC filings. Ironwood uses non-GAAP financial measures in this presentation, which should be considered only a supplement to, and not a substitute for or superior to, GAAP measures. Refer to the Reconciliation of Non-GAAP Financial Measures to GAAP Results table and to the Reconciliation of Adjusted EBITDA to GAAP net income table and related footnotes on pages 25 and 26 of this presentation. Further, Ironwood considers the net profit for the U.S. LINZESS brand collaboration with AbbVie in assessing the product’s performance and calculates it based on inputs from both Ironwood and AbbVie. This figure should not be considered a substitute for Ironwood’s GAAP financial results. An explanation of our calculation of this figure is provided in the U.S. LINZESS Brand Collaboration table and related footnotes on page 27 of this presentation. LINZESS® is a registered trademark of Ironwood Pharmaceuticals, Inc. Any other trademarks referred to in this presentation are the property of their respective owners. All rights reserved.

Our Vision is to be the Leading U.S. GI Healthcare Company Ironwood Pharmaceuticals: (Nasdaq: IRWD) Emerging as a Leader in GI 3 1 IQVIA Monthly National Prescription Audit November 2021. Blockbuster Brand That is Still Growing Strengthening Innovative Pipeline for the Future FDA approved in the U.S. in 2012 as first-in- class GC-C agonist for adults with IBS-C or CIC Highly-skilled clinical and commercial organization built LINZESS to become the U.S. branded prescription market leader for IBS-C and CIC1 Settled with the filers of all known ANDAs to date, with the earliest licensed entry of any generic linaclotide in the U.S. is March 2029 Focus on serious, organic GI diseases and other prioritized criteria focused on value creation Pipeline currently includes assets for the potential treatment of primary biliary cholangitis, visceral pain conditions and functional constipation & IBS-C in pediatric population Clear therapeutic focus and pipeline development strategy; experienced corporate development team Structured for Growth and Sustained Profitability Ironwood became a profitable, GI-focused healthcare company following spin-out of sGC business in 2019 Additional restructuring in 2020 designed to enhance profitability; strengthened management team in 2021 Thoughtful and disciplined capital allocation decisions

2021: We Executed Against Our Three Strategic Priorities

Maximize LINZESS® (linaclotide)

Continue to **grow LINZESS demand** and net sales

- ✓ Expect to exceed **~$1B** U.S. LINZESS net sales in 2021, up **~8%** Y/Y[1]
- ✓ Expect LINZESS EUTRx demand up ~**12%** Y/Y in 2021[2]
- ✓ **74%** commercial margin in Q3 2021

Strengthen Innovative GI Pipeline

Focus on **serious, organic GI diseases** with high unmet patient need

- ✓ **CNP-104**: Entered into collaboration and license option agreement with COUR Pharmaceuticals
- ✓ **IW-3300:** Progressed evaluation for potential treatment of visceral pain conditions
- ✓ **Pediatrics:** Advanced linaclotide pediatrics development program

Deliver Sustained Profits and Generate Cash Flow

Apply thoughtful and **disciplined capital allocation** decisions

- ✓ GAAP Net Income of **$56M** in Q3 2021
- ✓ Expect to end 2021 with **>$600M** in cash and cash equivalents[3]
- ✓ Board authorized share repurchase program of up to **$150M** through Dec. 2022; **$27M** of shares repurchased as of December 31, 2021

4

[1] 2021 LINZESS U.S. net sales is unaudited, preliminary and based on estimates, and may change as we receive final 2021 data from AbbVie Inc. and as we and AbbVie complete the preparation of our respective 2021 financial statements. LINZESS U.S. net sales are reported by AbbVie and LINZESS costs incurred by each of us and AbbVie are reported in our respective financial statements. [2] IQVIA NPA [3] 2021 Cash and Cash Equivalents is unaudited, preliminary and based on estimates and may change as we receive final 2021 data and complete the preparation of our 2021 financial statements.

Ironwood

Our Leadership Team is Ready to Usher in a New Era of Growth and Innovation 5 SRAVAN EMANY Chief Financial Officer JOHN MINARDO Chief Legal Officer ANDREW DAVIS Chief Business Officer TOM MCCOURT Chief Executive Officer MIKE SHETZLINE Chief Medical Officer and Head of Research and Development JASON RICKARD Chief Operating Officer

LINZESS is the #1 Prescribed Branded Treatment in the U.S. for Adult IBS-C / CIC Patients with Continued Growth Opportunities 6 6 40M Potential Patients Adult CIC and IBS-C population in the U.S.3 ~3.5M Unique Patients Since Launch on LINZESS4 Significant opportunity to reach new patients Payer Access Class-Leading Payer Access Patient Activation Optimize Marketing Mix Life-Cycle Planned Future LCM Opportunities IRWD GE2 Focus Refined Professional Promotion We expect to grow LINZESS demand through: LINZESS Extended Unit Growth1 EUTRx Volume 1,700,000 1,900,000 2,100,000 2,300,000 2,500,000 2,700,000 2,900,000 3,100,000 3,300,000 3,500,000 1 IQVIA NPA Week Ending 12/3/21. 2 Gastroenterologist. 3 Lieberman GI Patient Landscape survey, 2010; U.S. Census data. 4 IQVIA Total Patient Tracker October 2021.

~$350M1 Ironwood’s share of expected 2021 U.S. LINZESS profits 50/50 profit share In 2022, we expect to: ~$7001 -$400 -$200 $0 $200 $400 $600 $800 $1,000 $1,200 2013 2014 2015 2016 2017 2018 2019 2020 2021 LINZESS brand profitability (incl. R&D) LINZESS U.S. net sales 7 LINZESS Demand is Increasing and Fueling U.S. Net Sales ~$1B1 (in millions) Drive continued double-digit % Rx demand growth Refine mix of brand investment and class-leading payer access Experience high single digit price erosion in 2022, but anticipate 2023 price erosion to be more modest Deliver strong brand margins 1 2021 total revenue, LINZESS U.S. net sales and brand profitability and Ironwood’s share of 2021 U.S. LINZESS profits) are unaudited, preliminary and based on estimates, and may change as we receive final 2021 data from AbbVie, Inc. and as we and AbbVie complete the preparation of our respective 2021 financial statements. In connection with its acquisition of Allergan, AbbVie recast LINZESS U.S. net sales (previously reported by Allergan) for periods beginning on January 1, 2019 to conform with its revenue recognition accounting policies and reporting conventions for certain rebates and discounts. LINZESS U.S. net sales are reported by AbbVie and LINZESS costs incurred by each of us and AbbVie are reported in our respective financial statements. LINZESS costs include cost of goods sold incurred by AbbVie and selling, general and administrative expenses and research and development expenses incurred by AbbVie and Ironwood that are attributable to the cost-sharing arrangement between the parties. See slide 26 for detailed breakdown.

We Are Unlocking New Opportunities for the Future of LINZESS (linaclotide) and Strengthening Our Pipeline

Linaclotide Lifecycle Management

Linzess (linaclotide) capsules — Ironwood, abbvie

Advancing pediatric program in IBS-C & Functional Constipation (FC)

- ✓ FC affects an estimated 4-6 million 6-17 year-olds in the U.S.[1]
- ✓ FDA revisions to label relating to pediatric safety profile
- ✓ Currently no FDA approved prescribed pediatric therapies for IBS-C and FC

Development Assets

CNP-104 — Ironwood, COUR

Primary Biliary Cholangitis (PBC)

- ✓ PBC affects an estimated 133,000 people in the U.S.[2]
- ✓ Received FDA Fast Track Designation
- ✓ Clinical study initiation imminent with readout estimated in 2023

IW-3300 — Ironwood

Interstitial Cystitis / Bladder Pain Syndrome

- ✓ Interstitial Cystitis / Bladder Pain Syndrome is a large and growing patient population that affects an estimated 4-12 million people in the U.S.[3]
- ✓ IND accepted by FDA
- ✓ Clinical study is expected to be initiated in Q1 2022

8

[1] U.S. Census; Loening-Baucke, V. "Prevalence, Symptoms and Outcome of Constipation in Infants and Toddlers", The Journal of Pediatrics, March 2005; Van der Berg, M.M., et al, "Epidemiology of Childhood Constipation", Am J of Gastro, Vol. 101, p2401, 2006. [2] Kim et al., Epidemiology and Natural History of Primary Biliary Cirrhosis in a U.S. Community, Gastroenterology July 2000; 199:1631-1636. [3] Interstitial Cystitis Association, February 2016.

Ironwood

In assessing any new potential asset, we seek to: 9 Our Corporate Development Priorities: Deliver Patient Benefit and Shareholder Value Prioritize diseases that are primarily managed by gastroenterologists Target innovation, via first-in-class or differentiated opportunities Explore innovative, earlier-stage clinical assets and late-stage / commercial assets Maintain our ability to deliver profits and generate cash 1 Focus on organic GI diseases, where mechanisms are well understood 2 3 4 5

10 We Are Prioritizing Serious, Organic GI Diseases Primarily Managed by Gastroenterologists Abdominal Pain Pruritis Celiac Disease Liver Injury / Failure Pancreatitis Esophageal / Allergic Gut Inflammation Rare GI Diseases

We Are Updating FY 2021 Financial Guidance and Providing FY 2022 Guidance 11 Previous 2021 Guidance (Nov 2021) Updated 2021 Guidance2 2022 Guidance LINZESS U.S. net sales growth 6% to 8% High end of 6% to 8% Low single digits % Ironwood revenue $390 – $410 million High end of $390 – $410 million $420 – $430 million Adjusted EBITDA1 >$210 million >$230 million >$250 million 1 Adjusted EBITDA is calculated by subtracting mark-to-market adjustments on derivatives related to Ironwood’s 2022 Convertible Notes, restructuring expenses, net interest expense, income taxes, depreciation and amortization from GAAP net income. For purposes of this guidance, we have assumed that the Company will not incur material expenses related to business development activities in 2022. Ironwood does not provide guidance on GAAP net income or a reconciliation of expected adjusted EBITDA to expected GAAP net income because, without unreasonable efforts, it is unable to predict with reasonable certainty the non-GAAP adjustments used to calculate adjusted EBITDA. These adjustments are uncertain, depend on various factors and could have a material impact on GAAP net income for the guidance period. 2 Guidance based on unaudited, preliminary and estimated amounts and may change as we receive final 2021 data and complete the preparation of our 2021 financial statements. Ironwood now expects:

Ironwood is Leading in GI through Growth and Innovation

- ✓ Leading position in the IBS-C / CIC market expected to exceed $1 billion in 2021 LINZESS U.S. net sales, with continued strong prescription demand growth potential[1]
- ✓ Highly capable commercial team with deep GI experience across the U.S. with leading GI specialists and PCPs
- ✓ Actively pursuing opportunities to strengthen innovative pipeline of GI assets in areas of high unmet need
- ✓ Exploring linaclotide Lifecycle Management opportunities in order to enhance future value potential
- ✓ Strong balance sheet and cash flows enables disciplined capital allocation to reach new patients and to deliver value to shareholders
- ✓ Accomplished management team with strong GI commercial, drug development and M&A expertise

Our Strategy:

Maximize LINZESS

+

Strengthen Innovative GI Pipeline

+

Deliver Sustained Profits and Generate Cash Flow

12

[1] 2021 LINZESS U.S. net sales is unaudited, preliminary and based on estimates, and may change as we receive final 2021 data from AbbVie Inc. and as we and AbbVie complete the preparation of our respective 2021 financial statements. LINZESS U.S. net sales are reported by AbbVie and LINZESS costs incurred by each of us and AbbVie are reported in our respective financial statements.

Ironwood

Appendix

Global Linaclotide Partnerships Designed to Enable Access Worldwide

abbvie

Rest of world



AstraZeneca

China (incl. Hong Kong & Macau)

- LINZESS launched in China in November 2019
- Chinese National Healthcare Security Administration (NHSA) included LINZESS in 2021 reimbursement list
  - Expect modest ramp-up in 2022
- AstraZeneca has exclusive rights to develop, manufacture, & commercialize
  - IRWD eligible for up to $90M in sales-based milestones and royalties starting in mid single digits escalating up to 20%, based on annual net sales in China (including Hong Kong and Macau)

astellas

Japan

- LINZESS launched in Japan for IBS-C in March 2017 and chronic constipation in August 2018
- LINZESS net sales for six months ended 9/30/21 (as reported by Astellas) were ~¥3.5B, up 12% Y/Y
- Astellas has exclusive rights to develop, manufacture & commercialize
  - IRWD eligible for royalties beginning in the mid single-digits escalating up to low double-digit %, based on annual net sales in Japan

14

Ironwood

LINZESS Achieved All-Time Highs in TRx Volume and Market Share in 2021 15 LINZESS TRx Volume1 1 IQVIA NPA Week Ending December 3, 2021. LINZESS TRx Market Share – All-Time High1 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% LINZESS All-Time High (43%) Lactulose Molecule (41%) Total AMITIZA (9%) Trulance (4%) Montegrity (2%) Zelnorm (0%) Volume TRx Market Share 50,000 55,000 60,000 65,000 70,000 75,000 80,000 2021 2020 2019

39.5 40.0 40.5 41.0 41.5 42.0 42.5 43.0 Average TRx Fill Size 1 IQVIA Weekly Patient Insights Week Ended December 3, 2021. 2 IQVIA Weekly NPA Week Ending December 3, 2021. 3 IQVIA Quantity Frequency October 2021. LINZESS NBRx Volume Growth1 16 LINZESS 90-Day Prescription ~20%2 380,000 400,000 420,000 440,000 460,000 480,000 500,000 YTD 2019 YTD 2020 YTD 2021 NBRx Volume ~16% y/y 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% % 90 Quantity YTD October Percent 90 Count Quantity3 2018 2019 2020 2021 Strong LINZESS New-to-brand Volume and 90-Day Prescriptions Are Key Indicators of Future Growth Potential

The Natural History of Primary Biliary Cholangitis

PBC is a chronic inflammatory autoimmune cholestatic liver disease, which when untreated will culminate in end-stage biliary cirrhosis. Current available therapies can slow disease progression but are not curative.



Preclinical or Silent
Asymptomatic
Symptomatic
Preterminal
AMA +
ALP +/-GGT
Fatigue
Pruritus
Abdominal pain
Portal hypertension
Variceal bleeding
Jaundice
2 years
Liver Failure
Up to 20 years
*30-50% asymptomatic after 5 years
Ascites
Encephalopathy
6-10 years
Approx. 10 years

17
Hunter Chascsa DM, Lindor KD. J Gastroenterol 2019.

Ironwood

CNP-104 is Supported by Established Research and Data Regarding (1) the Nanoparticle Delivery Platform and (2) the PDC-E2 Antigen


Encapsulated Disease
Specific Antigens

Proprietary PLGA nanoparticle with PDC-E2 encapsulated

Nanoparticle Platform

- **COUR's platform has shown proof of technology in clinical and preclinical settings further demonstrating the opportunity for the platform to treat PBC**
- **Well-understood MOA and nanoparticle platform**
  - Each platform program consists of antigen(s) (each targeted specifically to the disease/indication) encapsulated within biodegradable nanoparticles
  - The nanoparticles effectively reprogram antigen presenting cells (APCs) to become 'pro-tolerogenic' triggering peripheral tolerance mechanisms while avoiding immune activation

+

PDC-E2 Antigen

- **Well-characterized and common PBC autoantigen: PDC-E2 protein**
  - >95% of patients with PBC[1]
  - PDC-E2 is the immunodominant autoantigen of PBC[2]
- **T cell dependent autoimmune mechanisms drive PBC disease pathology**
  - PBC pathology driven by autoimmunity to PDC-E2 protein[2]
  - CD4+T cells, CD8+T cells, and autoreactive B cells, collectively form an orchestrated autoimmune effector response that leads to the pathogenesis of PBC
  - The T cell and the autoantibody responses have been largely determined to be directed against PDC-E2

COUR's proprietary platform combines PDC-E2 with state-of-the-art pharmaceutical nanoparticles to tolerize the immune system and potentially eliminate the immune cell bile duct destruction present in PBC.

18

[1] NEJM 2005(353)1261-1273; Hepatology 1999(29)271–6
[2] J Immunol 1987(138)3525-3531; Journal of Hepatology 2003(39) 639–648

Ironwood

• Strong pre-clinical data: Stable peptide expected to provide great flexibility in formulation – IW-3300 also demonstrated pain relief in bladder pre-clinical hypersensitivity model – IW-3300 reversed endometriosis-induced vaginal hypersensitivity in a pre- clinical vaginal distension model • Very high unmet need in Interstitial Cystitis / Bladder Pain Syndrome and in Endometriosis – Limited number of treatment options available – Patients surveyed report experiencing a low QoL and many reported experiencing reduced productivity • Strong pre-clinical evidence combined with sound scientific & commercial rationale supports POC study to explore potential impact of IW-3300 on chronic visceral pain outside of GI tract Our wholly-owned IW-3300 is Entering Phase I development for potential treatment of visceral pain conditions 19 Target indications are strategically linked to GC-C mechanism, designed to address a significant medical need and have a defined path to POC Opportunity to test the “cross-talk” hypothesis in humans for the first time

KEY Sham (“normal response) Baseline (ENDO pre-treat.) Vehicle IW-3300, 1 µg/kg IW-3300, 3 µg/kg IW-3300, 10 µg/kg 0 5 10 15 von Frey Vaginal Withdrawal Threshold (g) Sham Endo V 1 3 10 IW-3300 (µg/kg/day) V 1 3 10 IW-3300 (µg/kg/day) V 1 3 10 IW-3300 (µg/kg/day) Day 1 Day 5 Day 13 Mean ± SEM; N = 8 per group 20 In Pre-clinical Model, IW-3300 Reversed Endometriosis-induced Vaginal Hypersensitivity Key

IW-3300 Demonstrated Pain Relief In Pre-Clinical Model of Bladder Hypersensitivity 0 1 2 3 4 5 6 7 0.16 0.4 1 2 4 8 15 Sham+vehicle (n=2) Sham+IW3300 (n=3) 40Gy+vehicle (n=4) 40Gy+IW3300 (n=5) IW-3300 (3 µg/kg/day) reversed radiation-induced chronic bladder hypersensitivity, consistently reducing the number of withdrawal responses with increased forces Calibrated Forces (g) *p<0.05, **p<0.01, ***p<0.001 vs. Sham + Vehicle; RM 2-Way ANOVA with Bonferroni post-hoc test #p<0.05, ##p<0.01, ###p<0.001 vs. 48 Gy + Vehicle; RM 2-Way ANOVA with Bonferroni post-hoc test Study Method • Pre-clinical model treated with 8 fractionated radiation doses of 6 Gy (48 Gy total) to create hypersensitivity of the bladder • IW-3300 (3 ug/kg/day) or vehicle were administered intra-colonically once daily on days 56-72 after radiation • Bladder sensitivity was assessed on Days 42,56, 72 via application of von Frey filaments applied to the suprapubic area • The frequency of withdrawal responses to individual von Frey filaments with increasing calibrated forces of 0.16, 0.4, 1, 2, 4, 8, and 15 g was recorded. Hypersensitive pre-clinical model Average number of withdrawal responses *** ** * * * * * ### ## # # 21

We Reported Robust Financial Performance in Q3 2021

$104M

Total Revenue

Primarily driven by **$100M** in U.S. LINZESS collaboration revenue

$253M

U.S. LINZESS Net Sales[1]

5% Y/Y growth

Primarily driven by 12% Y/Y prescription demand growth partially offset by net price and inventory channel fluctuations

LINZESS commercial margin: 74%[1]

$56M

GAAP Net Income

$0.34/share – basic and diluted

$65M

Adjusted EBITDA[2]

[1] LINZESS U.S. net sales are reported by AbbVie and LINZESS costs incurred by each of us and AbbVie are reported in our respective financial statements. LINZESS costs include certain discounts recognized and cost of goods sold incurred by AbbVie, as well as selling, general and administrative expenses incurred by AbbVie and Ironwood that are attributable to the cost-sharing arrangement between the parties. See slide 27 for detailed breakdown. [2] Refer to the Reconciliation of GAAP net income to adjusted EBITDA on slide 26 of this presentation.

22

Ironwood

23 Execution and disciplined investments are leading to a strong cash balance that we believe will support future growth $177 $363 Expect >$600 $0 $100 $200 $300 $400 $500 $600 $700 2019 2020 2021 (millions) Cash and Cash Equivalents2 1 Collaborative Arrangement Revenues for 2021 are unaudited, preliminary and based on estimates and may change as we receive final 2021 data and complete the preparation of our 2021 financial statements; Collaborative arrangement revenues are a subset of total revenue and exclude sale of Linaclotide API to global partners. 2 2021 Cash and Cash Equivalents is unaudited, preliminary and based on estimates and may change as we receive final 2021 data and complete the preparation of our 2021 financial statements. 3 2021 expected Collaborative Arrangement Revenue assumes Ironwood ends 2021 with Total Revenue at the high-end of $390 - $410 million revenue guidance. $380 $382 Expect ~$410 $0 $100 $200 $300 $400 $500 2019 2020 2021 (millions) Collaborative Arrangement Revenue1 $42M in one-time license and non-contingent milestones FUTURE FORWARD 3

1 2021 cash and cash equivalents is unaudited, preliminary and based on estimates and may change as we receive final 2021 data and complete the preparation of our 2021 financial statements. 2 Due dates of aggregate principal amounts of convertible senior notes outstanding as of December 31, 2021. $121 $200 $200 $0 $100 $200 $300 $400 2021 2022 2023 2024 2025 2026 Principal in $ Ms Debt Maturity Profile2 2.25% Convertible Notes Conv price: $14.51 Call spread strike: $18.82 0.75% Convertible Notes Conv price: $13.39 Capped call price: $17.05 1.50% Convertible Notes Conv price: $13.39 Capped call price: $17.05 24 Expect to end 2021 with >$600 million in cash and cash equivalents1 We are Maintaining a Strong Capital Structure

Q3 2021 Financial Summary Three Months Ended September 30, 2021 Nine Months Ended September 30, 2021 (000s, except per share amounts) (000s, except per share amounts) GAAP net income $ 55,845 $ 487,074 Adjustments: Mark-to-market adjustments on the derivatives related to convertible notes, net (2,164) (1,388) Restructuring expenses (73) (44) Valuation allowance release - (337,800) Non-GAAP net income $ 53,608 $ 147,842 GAAP net income per share – basic $ 0.34 $ 3.01 Adjustments to GAAP net income (detailed above) (0.01) (2.10) Non-GAAP net income per share – basic $ 0.33 $ 0.91 GAAP net income per share – diluted $ 0.34 $ 2.97 Adjustments to GAAP net income (detailed above) (0.01) (2.07) Non-GAAP net income per share – diluted $ 0.33 $ 0.90 1.The company presents non-GAAP net income and non-GAAP net income per share to exclude the impact of net gains and losses on the derivatives related to our 2022 convertible notes that are required to be marked-to-market, restructuring expense, and the release of the company’s valuation allowance against the majority of deferred tax assets in the second quarter of 2021. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies. For a reconciliation of the company’s non-GAAP financial measures to the most comparable GAAP measures, please refer to the table above. Additional information regarding the non-GAAP financial measures is included in the company’s press release dated November 4, 2021. Reconciliation of GAAP results to non-GAAP financial measures1 25

Q3 2021 Financial Summary Three Months Ended September 30, 2021 Nine Months Ended September 30, 2021 (000s) (000s) GAAP net income1 $ 55,845 $ 487,074 Adjustments: Mark-to-market adjustments on the derivatives related to convertible notes, net (2,164) (1,388) Restructuring expenses (73) (44) Interest expense 7,841 23,199 Interest and investment income (178) (546) Income tax expense (benefit) 3,827 (332,672) Depreciation and amortization 358 1,164 Adjusted EBITDA $ 65,456 $ 176,787 1 Ironwood presents GAAP net income and adjusted EBITDA, a non-GAAP measure. Adjusted EBITDA is calculated by subtracting mark-to-market adjustments on derivatives related to Ironwood’s 2022 Convertible Notes, restructuring expenses, net interest expense, income taxes, depreciation and amortization from GAAP net income. Investors should consider these non- GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies. For a reconciliation of the company’s non-GAAP financial measures to the most comparable GAAP measures, please refer to the table above. Additional information regarding the non-GAAP financial measures is included in the company’s press release dated November 4, 2021. Management believes this non-GAAP information is useful for investors, taken in conjunction with Ironwood’s GAAP financial statements, because it provides greater transparency and period-over-period comparability with respect to Ironwood’s operating performance. These measures are also used by management to assess the performance of the business. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies. Reconciliation of GAAP net income to adjusted EBITDA 26

Q3 2021 Financial Summary LINZESS U.S. Brand Collaboration Three Months Ended September 30, 2021 Nine Months Ended September 30, 2021 (000s) (000s) LINZESS U.S. net product sales $ 252,650 $ 727,301 AbbVie & Ironwood commercial costs, expenses and other discounts2 66,658 197,608 AbbVie & Ironwood R&D expenses5 9,753 28,400 Total net profit on sales of LINZESS6 $ 176,239 $ 501,293 Commercial Profit & Collaboration Revenue1 Ironwood & AbbVie Total Net Profit 1 The purpose of the Commercial Profit and Collaboration Revenue table is to present the calculation of Ironwood’s share of net profits generated from sales of LINZESS in the U.S. and Ironwood’s collaboration revenue / expense; 2 Includes certain discounts recognized and cost of goods sold incurred by AbbVie, as well as selling, general and administrative expenses incurred by AbbVie and Ironwood that are attributable to the cost-sharing arrangement between the parties. 3 Includes Ironwood’s selling, general and administrative expenses attributable to the cost-sharing arrangement with AbbVie. 4 In connection with its acquisition of Allergan in the second quarter of 2020, AbbVie recast LINZESS U.S. net sales (previously reported by Allergan) for periods beginning on January 1, 2019 through March 31, 2020 to conform with its revenue recognition accounting policies and reporting conventions for certain rebates and discounts. This recast did not result in any change to Ironwood’s historically reported collaborative arrangements revenue or collaborative arrangements revenue policy. Ironwood continues to record collaborative arrangements revenue based on actual settlement payments received from AbbVie. 5 R&D expenses related to LINZESS in the U.S. are shared equally between Ironwood and AbbVie under the collaboration agreement. 6 Ironwood has recalculated its share of net profit on sales of LINZESS in the U.S. to conform with AbbVie’s recast of historically reported LINZESS U.S. net sales (previously reported by Allergan). Three Months Ended September 30, 2021 Nine Months Ended September 30, 2021 (000s) (000s) LINZESS U.S. net product sales $ 252,650 $ 727,301 AbbVie & Ironwood commercial costs, expenses and other discounts2 66,658 197,608 Commercial profit on sales of LINZESS $ 185,992 $ 529,693 Commercial Margin 74% 73% Ironwood’s share of net profit 92,996 264,846 Reimbursement for Ironwood’s selling, general, and administrative expenses3 7,397 21,803 Ironwood’s collaboration revenue $ 100,393 $ 286,649 27